UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORLDWIDE WEBB ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2023

WORLDWIDE WEBB ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

770 E Technology Way F13-16 Orem, UT		84997
(Address of principal executive offices)		(Zip Code)

(415) 629-9066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WWACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	WWAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WWACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement Amendment

As previously disclosed, Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”), previously entered into a Business Combination Agreement, dated as of March 11, 2023 (as amended, the “Business Combination Agreement”), by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares (“AARK”), pursuant to which, and subject to the terms and conditions set forth therein, Amalgamation Sub and AARK will amalgamate and continue as one company, with AARK being the surviving entity and becoming a subsidiary of WWAC, and as a result thereof, Aeries Technology Business Accelerators Pte. Ltd. will become a subsidiary of WWAC (as amended, the “Business Combination”). Each of the defined terms used in this “—Business Combination Agreement Amendment” section that are used and not defined herein have the meaning ascribed to such terms in the Business Combination Agreement.

On October 29, 2023, WWAC, Amalgamation Sub and AARK entered into Amendment No. 3 to the Business Combination Agreement (the “Third Amendment”) to, among other things, provide that the Employee Merger Consideration Shares may be issued to employees of AARK in the joint discretion of the Chief Executive Officer and Chairman of AARK, and that any Remaining Bonus Shares will be issued to Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates (“Innovo”), that is wholly owned by the Sole Shareholder. The Third Amendment also provides that 3,000,000 Class A Ordinary Shares will be issued to Innovo at the closing of the Business Combination. In addition, the Third Amendment contemplates certain amendments to the Exchange Agreements that provide that from and after the date of the Exchange Agreements and prior to April 1, 2024, each holder of Company Ordinary Shares and AARK Ordinary Shares may exchange up to 20% of the number of Company Ordinary Shares or AARK Ordinary Shares, as applicable, held by such holder for Parent Class A Ordinary Shares or cash, in each case as provided in the Exchange Agreements.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

Investment Agreement Amendments

On October 27, 2023, WWAC, the Sponsor and certain other parties (the “Investors”) entered into amendments (the “Investment Agreement Amendments”) to those certain investment agreements entered into in connection with the WWAC’s initial public offering (as amended, the “Investment Agreements”) among WWAC, the Sponsor and the Investors party thereto. The Investment Agreement Amendments provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Transferred Shares (as defined in the Investment Agreements) held by the Investors (or Class A Ordinary Shares issuable upon conversion of the Transferred Shares) shall apply to only 80% of the Transferred Shares held by each of the Investors.

The foregoing description of the Investment Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the Form of Investment Agreement Amendment filed hereto as Exhibit 10.1 and incorporated herein by reference.

Letter Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and certain officers and directors of WWAC (the “Insiders”) entered into an amendment (the “Letter Agreement Amendment”) to that certain letter agreement, dated October 19, 2021, among WWAC, the Sponsor and the Insiders (as amended, the “Letter Agreement”), to provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Founder Shares (as defined in the Letter Agreement) held by the Sponsor or an Insider (or Class A Ordinary Shares issuable upon conversion of the Founder Shares) shall apply to only 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.

The foregoing description of the Letter Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement Amendment filed hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and the other parties thereto (the “Holders”) entered into an amendment (the “Registration Rights Agreement Amendment”) to that certain registration rights agreement, dated October 19, 2021, among WWAC, the Sponsor and the Holders (the “Registration Rights Agreement”), to, among other things, amend the definition of “Founder Shares Lock-up Period” to conform to the amendment to the transfer restrictions contained in the Letter Agreement as described above under “—Letter Agreement Amendment”.

The foregoing description of the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement Amendment filed hereto as Exhibit 10.3 and incorporated herein by reference.

Subscription Agreement

On October 28, 2023, in connection with the Business Combination, WWAC entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “PIPE Investor”), pursuant to which, among other things, the PIPE Investor has agreed to subscribe for and purchase from WWAC, and WWAC has agreed to issue and sell to the PIPE Investor, an aggregate of 620,000 newly issued Class A ordinary shares for an aggregate purchase price of $3,000,800, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary conditions to closing, including the consummation of the Business Combination.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Form of Subscription Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Class A ordinary shares to be issued and sold to the PIPE Investor pursuant to the Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in relation to the Subscription Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On May 12, 2023, WWAC filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-271894), which contained a preliminary prospectus of WWAC and a preliminary proxy statement for the solicitation of proxies in connection with the vote on the Business Combination and other matters to be presented at the annual meeting of WWAC shareholders to be held on November 2, 2023 (the “Annual Meeting”). On October 17, 2023, the SEC declared the registration statement effective and WWAC filed a definitive proxy statement/prospectus relating to the Annual Meeting (the “Proxy Statement”).

In connection with its entry into the Third Amendment, WWAC has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Recent Developments

Business Combination Agreement Amendment

On October 29, 2023, WWAC, Amalgamation Sub and AARK entered into Amendment No. 3 to the Business Combination Agreement (the “Third Amendment”) to, among other things, provide that the Employee Merger Consideration Shares may be issued to employees of AARK in the joint discretion of the Chief Executive Officer and Chairman of AARK, and that any Remaining Bonus Shares will be issued to Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates (“Innovo”), that is wholly owned by the Sole Shareholder. The Third Amendment also provides that 3,000,000 Class A Ordinary Shares will be issued to Innovo at the closing of the Business Combination. In addition, the Third Amendment contemplates certain amendments to the Exchange Agreements that provide that from and after the date of the Exchange Agreements and prior to April 1, 2024, each holder of Company Ordinary Shares and AARK Ordinary Shares may exchange up to 20% of the number of Company Ordinary Shares or AARK Ordinary Shares, as applicable, held by such holder for Parent Class A Ordinary Shares or cash, in each case as provided in the Exchange Agreements.

Investment Agreement Amendments

On October 27, 2023, WWAC, the Sponsor and certain other parties (the “Investors”) entered into amendments (the “Investment Agreement Amendments”) to those certain investment agreements entered into in connection with the WWAC’s initial public offering (as amended, the “Investment Agreements”) among WWAC, the Sponsor and the Investors party thereto. The Investment Agreement Amendments provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Transferred Shares (as defined in the Investment Agreements) held by the Investors (or Class A Ordinary Shares issuable upon conversion of the Transferred Shares) shall apply to only 80% of the Transferred Shares held by each of the Investors.

Letter Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and certain officers and directors of WWAC (the “Insiders”) entered into an amendment (the “Letter Agreement Amendment”) to that certain letter agreement, dated October 19, 2021, among WWAC, the Sponsor and the Insiders (as amended, the “Letter Agreement”), to provide that, effective as of, and only upon, the closing of the Business Combination, the transfer restrictions applicable to the Founder Shares (as defined in the Letter Agreement) held by the Sponsor or an Insider (or Class A Ordinary Shares issuable upon conversion of the Founder Shares) shall apply to only 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.

Registration Rights Agreement Amendment

On October 26, 2023, WWAC, the Sponsor and the other parties thereto (the “Holders”) entered into an amendment (the “Registration Rights Agreement Amendment”) to that certain registration rights agreement, dated October 19, 2021, among WWAC, the Sponsor and the Holders (the “Registration Rights Agreement”), to, among other things, amend the definition of “Founder Shares Lock-up Period” to conform to the amendment to the transfer restrictions contained in the Letter Agreement as described above under “—Letter Agreement Amendment”.

Subscription Agreement

On October 28, 2023, in connection with the Business Combination, WWAC entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “PIPE Investor”), pursuant to which, among other things, the PIPE Investor has agreed to subscribe for and purchase from WWAC, and WWAC has agreed to issue and sell to the PIPE Investor, an aggregate of 620,000 newly issued Class A ordinary shares for an aggregate purchase price of $3,000,800, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary conditions to closing, including the consummation of the Business Combination.

The disclosures in the Proxy Statement related to the Business Combination Agreement, the Investment Agreements, the Letter Agreement, the Registration Rights Agreement and the PIPE Financing are hereby supplemented by the foregoing.

The definition of “Exchange Notice Period” in the Form of Exchange Agreement attached to the Proxy Statement as Annex C is amended as follows:

“Exchange Notice Period” means, (a) for the fiscal quarter ending December 31, 2023, the period commencing on the date hereof and ending on the next Exchange Blackout Period thereafter and (b) for each subsequent fiscal quarter, the period commencing on the first Business Day after the day on which the

Corporation releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to a Shareholder and ending on the commencement of the next Exchange Blackout Period thereafter.

The first sentence of Section 2.2(a) of the Form of Exchange Agreement attached to the Proxy Statement as Annex C is amended as follows:

Subject to the satisfaction of the Exercise Conditions, each Shareholder shall be entitled at his, her or its own discretion, independent of the other Shareholders, from time to time, upon the terms and subject to the conditions herein, to transfer, (x) from and after the date of this Agreement and prior to April 1, 2024, (i) with respect to the Aeries Shares, up to 20% of the number of Aeries Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) with respect to the AARK Ordinary Shares, up to 20% of the number of AARK Ordinary Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate), and (y) from and after April 1, 2024, (i) with respect to the Aeries Shares, a minimum of the lesser of (A) 5,000 Aeries Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (B) the total number of Aeries Shares then owned by such Shareholder and (ii) with respect to the AARK Ordinary Shares, the lesser of (A) 500 shares of the AARK Ordinary Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or (B) the total number of AARK Ordinary Shares held by the Shareholder, to the Corporation in exchange for the delivery of the Stock Exchange Payment or, at the election of the Shareholder, the Cash Exchange Payment, as applicable (such exchange, a “Put Exchange” and together with the Call Exchange, each an “Exchange”).

The following disclosure replaces Section 3a of the Form of the ATI 2023 Equity Incentive Plan attached to the Proxy Statement as Annex G.

Shares Subject to this Plan. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be subject to Awards and sold under this Plan as of the date that this Plan is adopted by the Board (the “Maximum Number of Shares”) is 9,031,027 (the “Initial Share Pool”). If on any December 31 following the date that this Plan is adopted, the Maximum Number of Shares is less than ten percent (10%) of the equity of the Company, on a fully-diluted basis (inclusive of the shares available for issuance under this Plan), then the Maximum Number of Shares shall be automatically increased on January 1 of the next following year in order for the Maximum Number of Shares to represent ten percent (10%) of the equity of the Company on a fully-diluted basis. Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the Initial Share Pool. The Shares may be authorized but unissued, or reacquired Shares.

The table titled “Economic and Voting Interests in ATI (Pre-Exchange)” and related footnotes appearing on pages 16, 17, 36 and 37 are replaced, in their entirety, with the following table and related footnotes.

Economic and Voting Interests in ATI (Pre-Exchange)
	No redemptions			Medium redemptions(1)			Maximum redemptions
	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests	Number of ATI Ordinary Shares	Percentage of economic interests	Percentage of voting interests
WWAC public shareholders(2)	6,452,131	13.0%	32.0%	3,913,514	8.2%	22.2%	—	—	—
Sponsor(3)	1,500,000	3.0%	7.4%	1,500,000	3.2%	8.5%	1,500,000	3.3%	10.0%
Aeries Employees(4)	52,600	0.1%	0.3%	52,600	0.1%	0.3%	52,600	0.1%	0.3%
PIPE Investors	1,653,058	3.3%	8.2%	1,653,058	3.5%	9.4%	1,653,058	3.6%	11.0%
Sole Shareholder(3) (5)	3,000,000	51.4%	14.9%	3,649,083	54.9%	20.7%	5,673,064	61.6%	37.6%
Exchanging Aeries Holders(5)	—	24.4%	—	—	25.4%	—	—	26.5%	—
Class V Shareholder(6)	1	—	26.0%	1	—	26.0%	1	—	26.0%
Anchor Investors	1,250,000	2.5%	6.2%	1,250,000	2.6%	7.1%	1,250,000	2.7%	8.3%
Non-Redeeming Holders(7)	1,024,336	2.1%	5.1%	1,024,336	2.2%	5.8%	1,024,336	2.2%	6.8%

(1)	Assumes a number of redemptions equal to the midpoint between no redemptions and maximum redemptions.
(2)	Assumes 2,673,064, 2,023,981 and no Bonus Shares are issued to the public shareholders under no redemptions, medium redemptions and maximum redemptions, respectively.
(3)

Assumes 3,000,000 Class B ordinary shares will be cancelled pursuant to the Sponsor Support Agreement, and 3,000,000 Class A ordinary shares will be issued to Innovo Consultancy DMCC, an entity wholly owned by the Sole Shareholder (“Innovo”) pursuant to the Business Combination Agreement.

(4)	Assumes that all of the Employee Merger Consideration Shares that may be issued in connection with the Business Combination are issued to the Aeries Employees under each of the redemption scenarios.
(5)

Represents interests in AARK or Aeries that are exchangeable for an aggregate of up to 34,554,454 ATI Class A ordinary shares, assuming that no party initiating an exchange elects to settle such exchange with a Cash Exchange Payment, pursuant to the Exchange Agreements, 20% of which are exchangeable from the Closing, and the remaining 80% of which are exchangeable from and after April 1, 2024, and assumes that no, 649,083 and 2,673,064 Remaining Bonus Shares (as defined in the Business Combination Agreement) are issued to Innovo under no redemptions, medium redemptions and maximum redemptions, respectively.

(6)

At Closing, the ATI Class V ordinary share will have no economic rights, but will have voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and ATI Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder of AARK ordinary shares for ATI Class A ordinary shares pursuant to the AARK Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the ATI Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Company Board) and (2) in certain circumstances, including the threat of a hostile change of control of WWAC, 51% of the total issued and outstanding ATI Class A ordinary shares and ATI Class V ordinary share voting together as a class. Upon the exchange of all AARK ordinary shares held by the Sole Shareholder pursuant to the AARK Exchange Agreement, the ATI Class V ordinary share will be automatically forfeited and cancelled.

(7)

Consists of the ATI Class A ordinary shares that will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares in connection with the votes to approve the First Extension Amendment and Second Extension Amendment. On October 2, 2023, WWAC filed a definitive proxy statement with the SEC in connection with the Second Extension Amendment. The Second Extension Amendment was approved at the extraordinary general meeting held on October 16, 2023, and an aggregate of approximately 37,336 additional ATI Class A ordinary shares will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares, pursuant to the terms and conditions of the non-redemption agreements signed in connection with the Second Extension Amendment. If WWAC’s Board elects to extend the Extended Date as necessary, such holders will be issued an aggregate of approximately 56,004 additional ATI Class A ordinary shares at Closing for extending the Extended Date for an additional month, and an aggregate of approximately 112,009 additional ATI Class A ordinary shares at Closing for each of the following three months. For further details on the Second Extension Amendment and the relevant non-redemption agreements, see “WWAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

The table titled “Economic and Voting Interests in ATI (Post-Exchange)” and related footnotes appearing on pages 18, 19, 37 and 38 are replaced, in their entirety, with the following table and related footnotes.

Economic and Voting Interests in ATI (Post-Exchange)
	No redemptions		Medium redemptions(1)		Maximum redemptions
	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests	Number of ATI Class A Ordinary Shares	Percentage of economic and voting interests
WWAC public shareholders(2)	6,452,131	13.0%	3,913,514	8.2%	—	—
Sponsor(3)	1,500,000	3.0%	1,500,000	3.2%	1,500,000	3.3%
Aeries Employees(4)	52,600	0.1%	52,600	0.1%	52,600	0.1%
PIPE Investors	1,653,058	3.3%	1,653,058	3.5%	1,653,058	3.6%
Sole Shareholder(3)(5)	25,460,395	51.4%	26,109,478	54.9%	28,133,459	61.6%
Exchanging Aeries Holders(5)	12,094,059	24.4%	12,094,059	25.4%	12,094,059	26.5%
Class V Shareholder(6)	—	—	—	—	—	—
Anchor Investors	1,250,000	2.5%	1,250,000	2.6%	1,250,000	2.7%
Non-Redeeming Holders(7)	1,024,336	2.1%	1,024,336	2.2%	1,024,336	2.2%

(1)	Assumes a number of redemptions equal to the midpoint between no redemptions and maximum redemptions.
(2)	Assumes 2,673,064, 2,023,981 and no Bonus Shares are issued to the public shareholders under no redemptions, medium redemptions and maximum redemptions, respectively.
(3)

Assumes 3,000,000 Class B ordinary shares will be cancelled pursuant to the Sponsor Support Agreement and 3,000,000 Class A ordinary shares will be issued to Innovo pursuant to the Business Combination Agreement.

(4)	Assumes that all of the Employee Merger Consideration Shares that may be issued in connection with the Business Combination are issued to the Aeries Employees under each of the redemption scenarios.
(5)

Represents interests in AARK or Aeries that are exchangeable for an aggregate of up to 34,554,454 ATI Class A ordinary shares, assuming that no party initiating an exchange elects to settle such exchange with a Cash Exchange Payment, pursuant to the Exchange Agreements, 20% of which are exchangeable from the Closing, and the remaining 80% of which are exchangeable from and after April 1, 2024, and assumes that no, 649,083 and 2,673,064 Remaining Bonus Shares are issued to Innovo under no redemptions, medium redemptions and maximum redemptions, respectively.

(6)

Represents the automatic forfeiture and cancellation of the ATI Class V ordinary share pursuant to the Proposed Amended and Restated Articles of Association upon the exchange of all AARK ordinary shares held by the Sole Shareholder pursuant to the AARK Exchange Agreement.

(7)

Consists of the ATI Class A ordinary shares that will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares in connection with the votes to approve the First Extension Amendment and Second Extension Amendment. On October 2, 2023, WWAC filed a definitive proxy statement with the SEC in connection with the Second Extension Amendment. The Second Extension Amendment was approved at the extraordinary general meeting held on October 16, 2023, and an aggregate of approximately 37,336 additional ATI Class A ordinary shares will be issued at Closing to certain holders who elected not to redeem their Class A ordinary shares, pursuant to the terms and conditions of the non-redemption agreements signed in connection with the Second Extension Amendment. If WWAC’s Board elects to extend the Extended Date as necessary, such holders will be issued an aggregate of approximately 56,004 additional ATI Class A ordinary shares at Closing for extending the Extended Date for an additional month, and an aggregate of approximately 112,009 additional ATI Class A ordinary shares at Closing for each of the following three months. For further details on the Second Extension Amendment and the relevant non-redemption agreements, see “WWAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Where You Can Find Additional Information

This Current Report relates to a proposed business combination transaction among WWAC and Aeries Technology Business Accelerators Pte. Ltd. (“Aeries Technology” or “Aeries”). In connection with the Business Combination, WWAC has filed with the SEC a registration statement on Form S-4 and proxy statement/prospectus to solicit shareholder approval of the Business Combination. WWAC filed its definitive proxy statement/prospectus relating to the Business Combination with the SEC and began mailing it to shareholders on Tuesday, October 17, 2023. WWAC may also file other relevant documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer.

Participants in the Solicitation

WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the Business Combination. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in WWAC’s other periodic and current reports filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus, and WWAC may also file other relevant materials with the SEC in respect of the Business Combination when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Aeries Technology and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination, the combined company becoming a publicly listed company, the anticipated impact of the Business Combination on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the Business Combination. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the ability to complete the Business Combination within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by WWAC; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the Business Combination, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the Business Combination; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the Business Combination disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the Business Combination; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the Business Combination; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (xiii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xviii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the Business Combination, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

2.1	Amendment No. 3 to Business Combination Agreement, dated as of October 29, 2023

10.1	Form of Investment Agreement Amendment

10.2	Letter Agreement Amendment, dated as of October 26, 2023

10.3	Registration Rights Agreement Amendment, dated as of October 26, 2023

10.4	Form of Subscription Agreement (incorporated by reference to the Exhibit 10.1 of WWAC’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 5, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2023	WORLDWIDE WEBB ACQUISITION CORP.

	By:	/s/ Daniel S. Webb
	Name:	Daniel S. Webb
	Title:	Chief Executive Officer, Chief Financial Officer and Director

Exhibit 2.1

Execution Version

Amendment No. 3 to Business Combination Agreement

Worldwide Webb Acquisition Corp., a Cayman Islands exempted company limited by shares (“Parent”), WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares, with company registration number 202300520W (“Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D (“AARK”, together with Parent and Amalgamation Sub, collectively, the “Parties” and individually a “Party”), desire to amend that certain Business Combination Agreement, dated as of March 11, 2023, by and among the Parties (as amended, the “Business Combination Agreement”). Capitalized terms used but not defined herein have the meanings set forth in the Business Combination Agreement.

Pursuant to Section 12.12 of the Business Combination Agreement, the Business Combination Agreement may be modified in whole or in part by a duly authorized agreement in writing executed in the same manner as the Business Combination Agreement. Accordingly, the Parties hereby agree to amend the Business Combination Agreement as follows.

1.	The fifteenth Recital is amended and restated as follows:

WHEREAS, as a condition and inducement to Parent’s and Amalgamation Sub’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, (i) AARK and the Company Holders have executed and delivered to Parent the Sellers Support Agreement in the form attached hereto as Exhibit A (the “Sellers Support Agreement”), (ii) Company Holders, at the Amalgamation Effective Time, will enter into exchange agreements with the Company and Parent in the forms attached hereto as Exhibit B-1 and Exhibit B-2 (the “Exchange Agreements”), (ii) the Sole Shareholder has agreed to (and will cause any other Parent Class V Ordinary Share Holder to), at the Amalgamation Effective Time, enter into the applicable Exchange Agreement;

2.	Section 1.1 is amended to add the following definition:

“Innovo Consultancy” means Innovo Consultancy DMCC, a company incorporated in Dubai, United Arab Emirates, wholly owned by the Sole Shareholder.

3.	Section 1.1 is amended to amend and restate the following definitions:

“Employee Merger Consideration Shares” means up to 52,600 Parent Class A Ordinary Shares which may be issued to employees of the Company pursuant to Section 2.5.

“Shareholder Bonus Shares” means the number of Class A Ordinary Shares equal to 3,750,000 minus any Extension Shares, PIPE Incentive Shares and Employee Merger Consideration Shares issued in connection with the Transaction, which shall in no case be a number less than zero.

4.	Section 2.5 is amended and restated as follows:

Section 2.5. Remaining Bonus Share Distribution. Immediately following the Amalgamation Effective Time, (a) the Employee Merger Consideration Shares may be issued to certain employees of the Company in the joint discretion of the Chief Executive Officer and Chairman of the Company and (b) any Remaining Bonus Shares shall be issued to Innovo Consultancy.

5.	Article II is amended by adding a new Section 2.6 as follows:

Section 2.6. Issuance of Class A Ordinary Shares. Innovo Consultancy shall be issued 3,000,000 Class A Ordinary Shares.

5.

The Exchange Agreement attached to the Business Combination Agreement as Exhibit B is hereby removed and replaced in its entirety by the Forms of Exchange Agreement attached hereto as Exhibit B-1 and Exhibit B-2.

The foregoing amendments shall be deemed effective as of October 29, 2023.

[Remainder of page intentionally left blank; signature page to follow]

2

Each of the Parties have executed this Amendment as of the date first above written.

WORLDWIDE WEBB ACQUISITION CORP.

By:	/s/ Daniel Webb
Name:	Daniel Webb
Title:	CEO

WWAC AMALGAMATION SUB PTE. LTD.

By:	/s/ Daniel Webb
Name:	Daniel Webb
Title:	Director

AARK SINGAPORE PTE. LTD.

By:	/s/ Venu Raman Kumar
Name:	Venu Raman Kumar
Title:	Chairman

Exhibit B-1

FORM OF EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), dated as of [●], 2023, by and among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D (“AARK”), the undersigned Shareholder (as defined below) and Shareholder’s Qualified Transferees (as defined below) as such Qualified Transferees may become holders of Sub Shares (as defined below).

WHEREAS, pursuant to that certain Business Combination Agreement dated as of March 11, 2023, by and among the Corporation, AARK and WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned Subsidiary of the Corporation (as amended from time to time, the “Business Combination Agreement”), the parties hereto desire to provide for the exchange of Sub Shares held by the Shareholders for shares of the Corporation.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Business Combination Agreement. As used herein, the following terms shall have the following meanings:

“AARK” has the meaning set forth in the preamble of this Agreement.

“AARK Ordinary Share” means an ordinary share in the capital of AARK, par value SGD1.00 per share.

“Action” means any charge, claim, action, complaint, petition, investigation, audit, inquiry, appeal, suit, litigation, lawsuit, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at law or in equity, or otherwise under any applicable Law.

“Appraiser FMV” means the fair market value of a share of Class A Ordinary Shares as determined by an independent appraiser mutually agreed upon by the Corporation and the relevant Exchanging Member, with such agreement on selection of such independent appraiser not to be unreasonably withheld, delayed or denied by any party, whose determination shall be final and binding for those purposes for which Appraiser FMV is used in this Agreement. Appraiser FMV shall be the fair market value determined without regard to any discounts for minority interest, illiquidity or other discounts. The cost of any independent appraisal in connection with the determination of Appraiser FMV in accordance with this Agreement shall be borne by the Corporation.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, India and Cayman Islands are authorized or required by Law to close.

“Call Exchange” has the meaning set forth in SECTION 2.1(a) of this Agreement.

“Call Notice” has the meaning set forth in SECTION 2.1(b) of this Agreement.

“Cash Exchange Class A 5-Day VWAP” means the arithmetic average of the VWAP for each of the five consecutive Trading Days ending on the Exchange Date.

“Cash Exchange Payment” means with respect to a particular Call Exchange for which the Corporation has elected to make a Cash Exchange Payment in accordance with SECTION 2.1 of this Agreement or a particular Put Exchange for which the Shareholder has elected to receive a Cash Exchange Payment (and such Cash Exchange Payment is capable of being made) in accordance with SECTION 2.2 of this Agreement:

(a) if the Class A Ordinary Shares trade on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of: (i) the number of Class A Ordinary Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Shares subject to the Exchange set forth in the Exchange Notice if the Corporation had paid the Stock Exchange Payment with respect to such number of Exchanged Shares, and (ii) the Cash Exchange Class A 5-Day VWAP; or

(b) if Class A Ordinary Shares are not then traded on a National Securities Exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (i) the number of Class A Ordinary Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Shares subject to the Exchange set forth in the Exchange Notice the Corporation had paid the Stock Exchange Payment with respect to such number of Exchanged Shares, and (ii) the Appraiser FMV of one share of Class A Ordinary Shares that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.

“Class A Ordinary Shares” means the Class A ordinary shares, par value $0.0001 per share, in the capital of the Corporation.

“Corporation” has the meaning set forth in the preamble of this Agreement.

“Corporation Governing Documents” means the Memorandum and Articles of Association of the Corporation, on the date hereof, as such documents maybe amended from time to time.

“Corporation Offer” has the meaning set forth in SECTION 2.7 of this Agreement.

“EBITDA” means earnings before interest, Taxes, depreciation and amortization.

“Exercise Conditions” means the satisfaction of the conditions as set forth on Exhibit C.

“Exchange” has the meaning set forth in SECTION 2.2(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 of the United States of America, as amended.

“Exchange Blackout Period” means (a) any “black out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Exchanging Member is subject (or will be subject at such time as it owns Class A Ordinary Shares), which period restricts the ability of such Exchanging Member to immediately resell Class A Ordinary Shares to be delivered to such Exchanging Member in connection with a Stock Exchange Payment and (b) the period of time commencing on (x) the date of the declaration of a dividend by the Corporation and ending on the first day following (y) the record date determined by the board of directors of the Corporation with respect to such dividend declared pursuant to clause (x), which period of time shall be no longer than 10 Business Days; provided that in no event shall an Exchange Blackout Period which respect to clause (b) of the definition hereof occur more than four times per calendar year.

“Exchange Date” means the date that is two (2) Business Days after the date the Exchange Notice is given pursuant to SECTION 2.2(b) of this Agreement or the Call Notice is given pursuant to SECTION 2.1(b) of this Agreement.

“Exchange Notice” has the meaning set forth in SECTION 2.2(b) of this Agreement.

“Exchange Notice Period” means, (a) for the fiscal quarter ending December 31, 2023, the period commencing on the date hereof and ending on the next Exchange Blackout Period thereafter and (b) for each subsequent fiscal quarter, the period commencing on the first Business Day after the day on which the Corporation releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to a Shareholder and ending on the commencement of the next Exchange Blackout Period thereafter.

“Exchange Rate” means, at any time, the number of Class A Ordinary Shares for which an Exchanged Share is entitled to be exchanged at such time. The Exchange Rate shall be 2,246, subject to adjustment pursuant to SECTION 2.5 of this Agreement.

“Exchanged Shares” means any Sub Shares to be Exchanged for the Cash Exchange Payment or Stock Exchange Payment, as applicable, on the applicable Exchange Date.

“Exchanging Member” means, with respect to any Exchange, the Shareholder exchanging Sub Shares pursuant to SECTION 2.1(a) or SECTION 2.2(a) of this Agreement.

“Governmental Authority” means any U.S. federal, state, provincial, municipal, local or non-U.S. government, governmental authority, taxing, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“HSR Act” has the meaning set forth in SECTION 2.1(d) of this Agreement.

“Holder” means and includes the Shareholder and his/her/its successors and assigns.

“Law” means any federal, state, local or municipal constitution, treaty, statute, law, act, rule, regulation, code, ordinance, determination, guidance, principle of common law, judgment, decree, injunction, administrative interpretation, sub-regulatory guidance, writ, directive, or Governmental Orders of, or issued by, applicable Governmental Authorities.

“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act.

“Person” means any individual, estate, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

“Put Exchange” has the meaning set forth in SECTION 2.2(a) of this Agreement.

“Qualified Transferee” means permitted transferee under the applicable Sub Governing Documents.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Shareholder” means each holder of one or more Sub Shares as of the date of this Agreement, any Qualified Transferee thereof that may from time to time become a party to this Agreement in accordance with SECTION 3.1 of this Agreement and any of their respective successors and assigns, in each case, only for so long as such Person holds Sub Shares.

“Stock Exchange Payment” means, with respect to the portion of any Exchange for which a Cash Exchange Payment is not made by the Corporation, a number of Class A Ordinary Shares equal to the product of the number of Exchanged Shares multiplied by the applicable Exchange Rate.

“Sub” means and includes AARK.

“Sub Governing Documents” means the Memorandum and Articles of Association of AARK on the date hereof, as such documents maybe amended from time to time.

“Sub Shares” means the AARK Ordinary Shares held by the Shareholder on the date hereof or hereafter acquired by the Shareholder.

“Trading Day” means a day on which the Nasdaq Global Market or such other principal United States securities exchange on which the Class A Ordinary Shares are listed or admitted to trading and is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“VWAP” means the daily per share volume-weighted average price of Class A Ordinary Shares on the Nasdaq Global Market or such other principal United States securities exchange on which Class A Ordinary Shares are listed, quoted or admitted to trading, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page designated for Class A Ordinary Shares (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such Trading Day until the close of trading on such Trading Day (or if such volume-

weighted average price is unavailable, (a) the per share volume- weighted average price of a share of Class A Ordinary Shares on such Trading Day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (b) if such determination is not feasible, the market price per share of Class A Ordinary Shares, in either case as determined by a nationally recognized independent investment banking firm retained in good faith for this purpose).

ARTICLE II

SECTION 2.1 Call Exchange Procedure.

(a) From and after April 1, 2024, and subject to the satisfaction of the Exercise Conditions, the Corporation shall have the right, but not the obligation, from time to time, upon the terms and subject to the conditions herein, to exercise an option to purchase from any Shareholder, the lesser of (i) 500 shares of the AARK Ordinary Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or (ii) the total number of AARK Ordinary Shares held by the Shareholder in exchange for the delivery of the Stock Exchange Payment or, at the election of the Corporation, the Cash Exchange Payment, as applicable (such exchange, a “Call Exchange”). The Cash Exchange Payment may only be elected in the event approval from the Reserve Bank of India is not obtained for a Stock Exchange Payment and provided the Corporation has reasonable cash flow to be able to pay the Cash Exchange Payment and such Cash Exchange Payment would not be prohibited by any then outstanding debt agreements or arrangements of the Corporation or any of its Subsidiaries. In the event of a Cash Exchange Payment, the Corporation may at its option sell the Sub Shares tendered by the Shareholder in the market and make such Cash Exchange Payment to the Shareholder. In the event that the market value of the Exchanged Shares on the date of sale by the Corporation is different than the Cash Exchange Payment, the difference in value is to the benefit or detriment of the Corporation.

(b) The Corporation shall exercise its right to make a Call Exchange as set forth in SECTION 2.1(a) above by delivering to the Shareholder in accordance with SECTION 3.2 of this Agreement an irrevocable written election of exchange in respect of the Sub Shares to be exchanged substantially in the form of Exhibit A-1 hereto (a “Call Notice”) during the Exchange Notice Period preceding the desired Exchange Date.

(c) Within five (5) Business Days of any Call Notice, the Corporation shall make the Call Exchange in Stock Exchange Payment or Cash Exchange Payment, as specified in the Call Notice, after withholding Taxes, if any, pursuant to SECTION 2.4(c) of this Agreement. The Corporation (or its Affiliate or agent, as applicable) shall thereafter within five (5) Business Days deposit the Taxes withheld, if any, with the appropriate taxing authority for credit against Taxes due from the Exchanging Member and provide to the Exchanging Member evidence satisfactory to the Exchanging Member of such deposit. The Corporation shall use commercially reasonable efforts to provide an Exchanging Member with any information and other assistance reasonably requested by the Exchanging Member to enable such Exchanging Member to file or complete his tax returns, or secure any exemptions, reductions or refunds of Taxes relating to the Call Exchange.

(d) Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with SECTION 2.1 of this Agreement, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), then the Exchange Date with respect to all Exchanged Shares which would be exchanged into Class A Ordinary Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchanged Shares. Each of the Shareholders and the Corporation agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Corporation.

SECTION 2.2 Put Exchange Procedure.

(a) Subject to the satisfaction of the Exercise Conditions, each Shareholder shall be entitled at his, her or its own discretion, independent of the other Shareholders, from time to time, upon the terms and subject to the conditions herein, to transfer, (x) from and after the date of this Agreement and prior to April 1, 2024, up to 20% of the number of AARK Ordinary Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate), and (y) from and after April 1, 2024, the lesser of (i) 500 shares of the AARK Ordinary Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or (ii) the total number of AARK Ordinary Shares held by the Shareholder, to the Corporation in exchange for the delivery of the Stock Exchange Payment or, at the election of the Shareholder, the Cash Exchange Payment, as applicable (such exchange, a “Put Exchange” and together with the Call Exchange, each an “Exchange”). The Cash Exchange Payment may only be elected in the event approval from the Reserve Bank of India is not obtained for a Stock Exchange Payment and provided the Corporation has reasonable cash flow to be able to pay the Cash Exchange Payment and such Cash Exchange Payment would not be prohibited by any then outstanding debt agreements or arrangements of the Corporation or any of its Subsidiaries. In the event of a Cash Exchange Payment, the Corporation may at its option sell the Sub Shares tendered by the Shareholder in the market and make such Cash Exchange Payment to the Shareholder. In the event that the market value of the Exchanged Shares on the date of sale by the Corporation is different than the Cash Exchange Payment, the difference in value is to the benefit or detriment of the Corporation.

(b) A Shareholder shall exercise his, her or its right to make a Put Exchange as set forth in SECTION 2.2(a) above by delivering to the Corporation in accordance with SECTION 3.2 of this Agreement an irrevocable written election of exchange in respect of the Sub Shares to be exchanged substantially in the form of Exhibit A-2 hereto (an “Exchange Notice”) during the Exchange Notice Period preceding the desired Exchange Date.

(c) Within five (5) Business Days of any Exchange Notice, the Corporation shall make the Put Exchange in Stock Exchange Payment or Cash Exchange Payment, as specified in the Exchange Notice, after withholding Taxes, if any, pursuant to SECTION 2.4(c) of this Agreement. The Corporation (or its Affiliate or agent, as applicable) shall thereafter within five (5) Business Days deposit the Taxes withheld, if any, with the appropriate taxing authority for credit against Taxes due from the Shareholder and provide to the Shareholder evidence satisfactory to the

Shareholder of such deposit. The Corporation shall use commercially reasonable efforts to provide an Exchanging Member with any information and other assistance reasonably requested by the Exchanging Member to enable such Exchanging Member to file or complete his tax returns, or secure any exemptions, reductions or refunds of Taxes relating to the Put Exchange.

(d) Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with SECTION 2.2 of this Agreement, a filing is required under the HSR Act, then the Exchange Date with respect to all Exchanged Shares which would be exchanged into Class A Ordinary Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchanged Shares. Each of the Shareholders and the Corporation agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Corporation.

SECTION 2.3 Exchange Payment.

(a) The Exchange shall be consummated on the Exchange Date.

(b) On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), (i) the Corporation shall deliver to the Exchanging Member the Stock Exchange Payment or Cash Exchange Payment, as applicable, with respect to any Exchanged Shares and (ii) the Exchanging Member shall transfer the Exchanged Shares to the Corporation, free and clear of all liens and encumbrances.

SECTION 2.4 Expenses; Restrictions; Withholding.

(a) The Corporation shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated.

(b) For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Corporation and/or a Shareholder shall not be entitled to effect an Exchange to the extent such Exchange would be prohibited by Law.

(c) Notwithstanding any other provision in this Agreement to the contrary, the Corporation, and AARK and any of their respective agents, Affiliates and Subsidiaries shall have the right to deduct and withhold Taxes from any Stock Exchange Payment or Cash Exchange Payment to be made pursuant to this Agreement (including by withholding Class A Ordinary Shares otherwise deliverable under this Agreement with a fair market value as determined by the Corporation in accordance with applicable Law) if such withholding is required by Law in the opinion of the Corporation based on an opinion of, or advice from, Deloitte Haskins and Sells LLP or such other Big Four Accounting Firm selected by the Corporation that is reasonably determined to be acceptable to the relevant Shareholder, and the Corporation and the relevant Big Four Accounting Firm shall be provided with any necessary Tax forms establishing an exemption or reduction from such withholding Taxes as provided under applicable Law; provided, that the Corporation may, in its sole discretion, allow the party to which such Tax withholding would otherwise apply to pay such Taxes owed on an Exchange for Class A Ordinary Shares in cash in lieu of withholding or deducting such Taxes. To the extent that any of the aforementioned withholding Tax amounts are so withheld and paid to the appropriate Tax authorities, such amounts that are withheld and paid to the appropriate Tax authorities, shall be treated for all purposes of this Agreement as having been delivered and paid to the Exchanging Member in respect of which such deduction and withholding was made.

(d) In the event that any Shareholder is unable to undertake the Exchange due to any restrictions under applicable Law or due to non-receipt of approvals from any regulatory authorities, the parties shall use their reasonable best efforts, within the requirements of applicable Law, to discuss and mutually agree to any Tax efficient mechanism or structure which shall provide the same economic or financial benefit to the Shareholder, assuming that there was no restriction under applicable Law or if appropriate consents were received from the relevant regulatory bodies. The parties shall provide all assistance, information and documents as may be required for any party in order to apply for and/or procure any consents or approvals from any regulatory authorities.

SECTION 2.5 Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse share split, reclassification, reorganization, recapitalization or otherwise) of the Sub Shares that is not accompanied by an identical subdivision or combination of the Class A Ordinary Shares or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Ordinary Shares that is not accompanied by an identical subdivision or combination of the Sub Shares. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Ordinary Shares are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Member shall be entitled to receive the amount of such security, securities or other property that such Exchanging Member would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any Sub Share.

SECTION 2.6 Class A Ordinary Shares to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Ordinary Shares, solely for the purpose of issuance upon an Exchange, such number of Class A Ordinary Shares as may be deliverable upon any such Exchange. The Corporation shall at all times ensure that all Class A Ordinary Shares issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Subs shall at all times ensure that the execution and delivery of this Agreement by each of the Corporation and Subs and the consummation by each of the

Corporation and Subs of the transactions contemplated hereby (including without limitation, the issuance of the Class A Ordinary Shares) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of the Corporation and Subs, including, but not limited to, all actions necessary to ensure that the acquisition of Class A Ordinary Shares pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s board of directors’ power and authority and to the extent permitted by Law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover Laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) At the request of an Exchanging Member the Corporation shall as soon as practicable file a registration statement to register for resale shares subject to an Exchange for registration under the Securities Act and applicable state securities Laws and take all steps necessary to cause such registrations. The Corporation shall also to the extent that a registration statement under the Securities Act is effective and available for Class A Ordinary Shares to be delivered with respect to any Exchange, deliver shares that have been registered under the Securities Act in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Shareholder requesting such Exchange, the Corporation shall use its reasonable best efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation shall list the Class A Ordinary Shares required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Ordinary Shares may be listed or traded at the time of such delivery.

SECTION 2.7 Corporation Offer or Change of Control.

(a) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Ordinary Shares (a “Corporation Offer”) is proposed by the Corporation or is proposed to the Corporation or its shareholders or is otherwise effected or to be effected with the consent or approval of the Corporation, or will undergo a Change of Control, the Shareholders shall be permitted to deliver an Exchange Notice (which Exchange Notice shall be effective immediately prior to the consummation of such Corporation Offer or Change of Control (and, for the avoidance of doubt, shall be contingent upon such Corporation Offer or Change of Control and not be effective if such Corporation Offer or Change of Control is not consummated)). In the case of a Corporation Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Shareholders to participate in such Corporation Offer to the same extent or on an economically equivalent basis as the holders of Class A Ordinary Shares without discrimination.

(b) The Corporation shall send written notice to the Shareholders at least 30 days prior to the closing of the transactions contemplated by the Corporation Offer or the Change of Control date notifying them of their rights pursuant to this SECTION 2.7, and setting forth, in the case of a Corporation Offer, (i) a copy of the written proposal or agreement pursuant to which the Corporation Offer will be effected, (ii) the consideration payable in connection therewith, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling Sub Shares, or in the case of a Change of Control, (A) a description of the event constituting the Change of Control, (B) the date of the Change of Control, and (C) a copy of any written proposals or agreement relating thereto. In the event that the information set forth in such notice changes from that set forth in the initial notice, a subsequent notice shall be delivered by the Corporation no less than seven days prior to the closing of the Corporation Offer or date of the Change of Control.

ARTICLE III

SECTION 3.1 Additional Shareholders. To the extent a Shareholder validly transfers any or all of such Shareholders’ Sub Shares to a Qualified Transferee in accordance with, and not in contravention of, the Corporation Governing Documents, the Sub Governing Documents or any other agreement or agreements with the Corporation or any of its subsidiaries, including the Subs, to which a transferring Shareholder may be party, then such Qualified Transferee shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Qualified Transferee shall become a Shareholder hereunder.

SECTION 3.2 Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this SECTION 3.2):

(a) If to the Corporation, to:

Aeries Technology, Inc.

Paville House, 5th Floor

Twin Towers Lane, Prabhadevi, Mumbai

Maharashtra, India. Pin – 400025

Attention:    Sudhir Panikassery

Email:      sudhir@aeriestechnology.com

(b) If to AARK, to:

Aark Singapore Pte. Ltd.

#11-00, Wisma Atria

435 Orchard Road,

Singapore - 238877

Attention:    Chairman

Email:      chairman@aarksingapore.com

(c) If to any Shareholder, to the address or other contact information set forth in the records of the Sub from time to time.

SECTION 3.3 Further Action. Each party hereto agrees that it will from time to time, upon the reasonable request of another party, execute such documents and instruments and take such further action as may be required to accomplish the purposes of this Agreement.

SECTION 3.4 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties and their respective successors and assigns, but shall inure to the benefit of and be enforceable by the successors and assigns of any Shareholder only to the extent that they are permitted successors and assigns pursuant to the terms hereof. No party hereto may assign its rights hereunder except as herein expressly permitted.

SECTION 3.5 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Authority, the remaining provisions of this Agreement, to the extent permitted by Law shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.

SECTION 3.6 Amendment. The terms and provisions of this Agreement may only be waived, modified or amended by a written agreement by all parties hereto.

SECTION 3.7 Waiver. No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

SECTION 3.8 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any Action based upon, arising out of or related to this Agreement must be brought in the federal and state courts sitting in New York County, and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this SECTION 3.8.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 3.9 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

SECTION 3.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that such parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity, without the necessity of posting a bond or other security or the burden of proving actual damages.

SECTION 3.11 Independent Nature of Shareholders’ Rights and Obligations. The obligations of each Shareholder hereunder are several and not joint with the obligations of any other Shareholder, and no Shareholder shall be responsible in any way for the performance of the obligations of any other Shareholder hereunder. The decision of each Shareholder to enter into this Agreement has been made by such Shareholder independently of any other Shareholder. Nothing contained herein, and no action taken by any Shareholder pursuant hereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the Shareholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.12 Applicable Law. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to principles or rules of conflict of Laws except (i) Sections 5-1401 and 5-1402 of the New York General Obligations Law and (ii) to the extent that certain matters are preempted by federal Law or are governed as a matter of controlling Law by the Law of the jurisdiction of organization of the respective parties, including the Laws of Singapore and the Cayman Islands.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Aeries Technology, Inc.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Aark Singapore Pte. Ltd.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Venu Raman Kumar

By:
Name:
Title:

[Signature Page to Exchange Agreement]

EXHIBIT A-1

CALL NOTICE

[_______]

Reference is hereby made to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), by and among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D, and the Shareholders from time to time party thereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The Corporation hereby irrevocably gives notice to the Holder specified below of the exercise of its option to purchase the number of Sub Shares as set forth below in Exchange for Class A Ordinary Shares or the Cash Exchange Payment, as applicable, as set forth in the Exchange Agreement.

Legal Name of Holder: ____________________________________________________________________________________

Number of Sub Shares to be Exchanged: ______________________________________________________________________

Form of Exchange: _________________________________________________________________________________________

The undersigned hereby represents and warrants that (a) the undersigned has full legal capacity to execute and deliver this Call Notice and to perform the undersigned’s obligations hereunder; (b) this Call Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally and the availability of equitable remedies; and (c) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Sub Shares subject to this Call Notice is required to be obtained by the undersigned for the transfer of such Sub Shares to the Corporation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Call Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Aeries Technology, Inc.

By:
Name:
Title:
Dated:

[Signature Page to Call Notice]

EXHIBIT A-2

EXCHANGE NOTICE

Aeries Technology, Inc.

[_______]

Attention: Board of Directors for the Corporation

Reference is hereby made to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), by and among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D, and the Shareholders from time to time party thereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers the number of Sub Shares in Exchange for Class A Ordinary Shares to be issued in its name as set forth below, or the Cash Exchange Payment, as applicable, as set forth in the Exchange Agreement.

Legal Name of Holder:  ___________________________________________________________________________________

Address:  _______________________________________________________________________________________________

Number of Sub Shares to be Exchanged:  ______________________________________________________________________

Form of Exchange:  ________________________________________________________________________________________

Brokerage Account/Bank Account Details:  ______________________________________________________________________

The undersigned hereby represents and warrants that (a) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (b) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally and the availability of equitable remedies; (c) the Sub Shares subject to this Exchange Notice are being transferred to the Corporation, free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (d) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Sub Shares subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such Sub Shares to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the Sub Shares subject to this Exchange Notice and to deliver to the undersigned the Stock Exchange Payment or Cash Exchange Payment, as applicable, to be delivered in exchange therefor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:
Dated:

[Signature Page to Exchange Notice]

EXHIBIT B

JOINDER

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (together with any successor thereto, the “Corporation”), Aark Singapore Pte. Ltd., a Singapore private company limited by shares, with company registration number 200602001D, and each of the Shareholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the Law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired Sub Shares in Aark Singapore Pte. Ltd. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Shareholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Shareholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Aark Singapore Pte. Ltd., as applicable, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name: ____________________________________________________________________________________________________

Address for Notices ___________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Attention:  _________________________________________________________________________________________________

With copies to:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

EXHIBIT C

EXERCISE CONDITIONS

The satisfaction of:

(a) The following condition:

(i)	Approval from Reserve Bank of India and any other regulatory approvals, if required; and

(b) at least two of the following conditions:

(i)	Consolidated twelve month EBITDA of all operating entities in which Corporation has direct or indirect shareholding achieves at least USD 6 million;

(ii)	Consolidated twelve month revenue of all entities in which Corporation has a direct or indirect shareholding achieves at least USD 60 million;

(iii)	Minimum trading volume of Corporation (26 weeks average volume will be considered as the benchmark) of 60,000 shares;

(iv)	Achievement of post transaction trading price of at least USD 10.00 for 10 or more trading days in a 20 day period;

(v)	Raising of funding of at least USD 10 million at Corporation level or its Subsidiary(ies); or

(vi)	Acquisition of one other business/company by Corporation or one of its subsidiary(ies) with a value of at least $5 million.

Exhibit B-2

FORM OF EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), dated as of [●], 2023, by and among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares, with company registration number U74999MH2014PTC257474 (together with any successor thereto, “Aeries”), the undersigned Shareholders (as defined below) and Shareholders’ Qualified Transferees (as defined below) as such Qualified Transferees may become holders of Sub Shares (as defined below).

WHEREAS, pursuant to that certain Business Combination Agreement dated as of March 11, 2023, by and among the Corporation, Aark Singapore Pte. Ltd., a Singapore private company limited by shares, and WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned Subsidiary of the Corporation (as amended from time to time, the “Business Combination Agreement”), the parties hereto desire to provide for the exchange of Sub Shares held by the Shareholders for shares of the Corporation.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Business Combination Agreement. As used herein, the following terms shall have the following meanings:

“Action” means any charge, claim, action, complaint, petition, investigation, audit, inquiry, appeal, suit, litigation, lawsuit, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at law or in equity, or otherwise under any applicable Law.

“Aeries” has the meaning set forth in the preamble of this Agreement.

“Aeries Share” means an ordinary share in the capital of Aeries, par value of INR 10 per share.

“Appraiser FMV” means the fair market value of a share of Class A Ordinary Shares as determined by an independent appraiser mutually agreed upon by the Corporation and the relevant Exchanging Member, with such agreement on selection of such independent appraiser not to be unreasonably withheld, delayed or denied by any party, whose determination shall be final and binding for those purposes for which Appraiser FMV is used in this Agreement. Appraiser FMV shall be the fair market value determined without regard to any discounts for minority interest, illiquidity or other discounts. The cost of any independent appraisal in connection with the determination of Appraiser FMV in accordance with this Agreement shall be borne by the Corporation.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, India and Cayman Islands are authorized or required by Law to close.

“Call Exchange” has the meaning set forth in SECTION 2.1(a) of this Agreement.

“Call Notice” has the meaning set forth in SECTION 2.1(b) of this Agreement.

“Cash Exchange Class A 5-Day VWAP” means the arithmetic average of the VWAP for each of the five consecutive Trading Days ending on the Exchange Date.

“Cash Exchange Payment” means with respect to a particular Call Exchange for which the Corporation has elected to make a Cash Exchange Payment in accordance with SECTION 2.1 of this Agreement or a particular Put Exchange for which the Shareholder has elected to receive a Cash Exchange Payment (and such Cash Exchange Payment is capable of being made) in accordance with SECTION 2.2 of this Agreement:

(a) if the Class A Ordinary Shares trade on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of: (i) the number of Class A Ordinary Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Shares subject to the Exchange set forth in the Exchange Notice if the Corporation had paid the Stock Exchange Payment with respect to such number of Exchanged Shares, and (ii) the Cash Exchange Class A 5-Day VWAP; or

(b) if Class A Ordinary Shares are not then traded on a National Securities Exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (i) the number of Class A Ordinary Shares that would have been received by the Exchanging Member in the Exchange for that portion of the Exchanged Shares subject to the Exchange set forth in the Exchange Notice the Corporation had paid the Stock Exchange Payment with respect to such number of Exchanged Shares, and (ii) the Appraiser FMV of one share of Class A Ordinary Shares that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.

“Class A Ordinary Shares” means the Class A ordinary shares, par value $0.0001 per share, in the capital of the Corporation.

“Corporation” has the meaning set forth in the preamble of this Agreement.

“Corporation Governing Documents” means the Memorandum and Articles of Association of the Corporation, on the date hereof, as such documents maybe amended from time to time.

“Corporation Offer” has the meaning set forth in SECTION 2.7 of this Agreement.

“EBITDA” means earnings before interest, Taxes, depreciation and amortization.

“Exercise Conditions” means the satisfaction of the conditions as set forth on Exhibit C.

“Exchange” has the meaning set forth in SECTION 2.2(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 of the United States of America, as amended.

“Exchange Blackout Period” means (a) any “black out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Exchanging Member is subject (or will be subject at such time as it owns Class A Ordinary Shares), which period restricts the ability of such Exchanging Member to immediately resell Class A Ordinary Shares to be delivered to such Exchanging Member in connection with a Stock Exchange Payment and (b) the period of time commencing on (x) the date of the declaration of a dividend by the Corporation and ending on the first day following (y) the record date determined by the board of directors of the Corporation with respect to such dividend declared pursuant to clause (x), which period of time shall be no longer than 10 Business Days; provided that in no event shall an Exchange Blackout Period which respect to clause (b) of the definition hereof occur more than four times per calendar year.

“Exchange Date” means the date that is two (2) Business Days after the date the Exchange Notice is given pursuant to SECTION 2.2(b) of this Agreement or the Call Notice is given pursuant to SECTION 2.1(b) of this Agreement.

“Exchange Notice” has the meaning set forth in SECTION 2.2(b) of this Agreement.

“Exchange Notice Period” means, (a) for the fiscal quarter ending December 31, 2023, the period commencing on the date hereof and ending on the next Exchange Blackout Period thereafter and (b) for each subsequent fiscal quarter, the period commencing on the first Business Day after the day on which the Corporation releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to a Shareholder and ending on the commencement of the next Exchange Blackout Period thereafter.

“Exchange Rate” means, at any time, the number of Class A Ordinary Shares for which an Exchanged Share is entitled to be exchanged at such time. The Exchange Rate shall be 14.40, subject to adjustment pursuant to SECTION 2.5 of this Agreement.

“Exchanged Shares” means any Sub Shares to be Exchanged for the Cash Exchange Payment or Stock Exchange Payment, as applicable, on the applicable Exchange Date.

“Exchanging Member” means, with respect to any Exchange, the Shareholder exchanging Sub Shares pursuant to SECTION 2.1(a) or SECTION 2.2(a) of this Agreement.

“Governmental Authority” means any U.S. federal, state, provincial, municipal, local or non-U.S. government, governmental authority, taxing, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“HSR Act” has the meaning set forth in SECTION 2.1(d) of this Agreement.

“Holder” means and includes the Shareholder and his/her/its successors and assigns.

“Law” means any federal, state, local or municipal constitution, treaty, statute, law, act, rule, regulation, code, ordinance, determination, guidance, principle of common law, judgment, decree, injunction, administrative interpretation, sub-regulatory guidance, writ, directive, or Governmental Orders of, or issued by, applicable Governmental Authorities.

“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act.

“Person” means any individual, estate, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

“Put Exchange” has the meaning set forth in SECTION 2.2(a) of this Agreement.

“Qualified Transferee” means permitted transferee under the applicable Sub Governing Documents.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Shareholder” means each holder of one or more Sub Shares as of the date of this Agreement, any Qualified Transferee thereof that may from time to time become a party to this Agreement in accordance with SECTION 3.1 of this Agreement and any of their respective successors and assigns, in each case, only for so long as such Person holds Sub Shares.

“Stock Exchange Payment” means, with respect to the portion of any Exchange for which a Cash Exchange Payment is not made by the Corporation, a number of Class A Ordinary Shares equal to the product of the number of Exchanged Shares multiplied by the applicable Exchange Rate.

“Sub” means and includes Aeries.

“Sub Governing Documents” means the Memorandum and Articles of Association of Aeries on the date hereof, as such documents maybe amended from time to time.

“Sub Shares” means the Aeries Shares held by the Shareholder on the date hereof or hereafter acquired by the Shareholder.

“Trading Day” means a day on which the Nasdaq Global Market or such other principal United States securities exchange on which the Class A Ordinary Shares are listed or admitted to trading and is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“VWAP” means the daily per share volume-weighted average price of Class A Ordinary Shares on the Nasdaq Global Market or such other principal United States securities exchange on which Class A Ordinary Shares are listed, quoted or admitted to trading, as displayed under the heading “Bloomberg VWAP” on the Bloomberg page designated for Class A Ordinary Shares (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such Trading Day until the close of trading on such Trading Day (or if such volume-

weighted average price is unavailable, (a) the per share volume- weighted average price of a share of Class A Ordinary Shares on such Trading Day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (b) if such determination is not feasible, the market price per share of Class A Ordinary Shares, in either case as determined by a nationally recognized independent investment banking firm retained in good faith for this purpose).

ARTICLE II

SECTION 2.1 Call Exchange Procedure.

(a) From and after April 1, 2024, and subject to the satisfaction of the Exercise Conditions, the Corporation shall have the right, but not the obligation, from time to time, upon the terms and subject to the conditions herein, to exercise an option to purchase from any Shareholder, a minimum of the lesser of (i) 5,000 Aeries Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) the total number of Aeries Shares then owned by such Shareholder in exchange for the delivery of the Stock Exchange Payment or, at the election of the Corporation, the Cash Exchange Payment, as applicable (such exchange, a “Call Exchange”). The Cash Exchange Payment may only be elected in the event approval from the Reserve Bank of India is not obtained for a Stock Exchange Payment and provided the Corporation has reasonable cash flow to be able to pay the Cash Exchange Payment and such Cash Exchange Payment would not be prohibited by any then outstanding debt agreements or arrangements of the Corporation or any of its Subsidiaries. In the event of a Cash Exchange Payment, the Corporation may at its option sell the Sub Shares tendered by the Shareholder in the market and make such Cash Exchange Payment to the Shareholder. In the event that the market value of the Exchanged Shares on the date of sale by the Corporation is different than the Cash Exchange Payment, the difference in value is to the benefit or detriment of the Corporation.

(b) The Corporation shall exercise its right to make a Call Exchange as set forth in SECTION 2.1(a) above by delivering to the Shareholder in accordance with SECTION 3.2 of this Agreement an irrevocable written election of exchange in respect of the Sub Shares to be exchanged substantially in the form of Exhibit A-1 hereto (a “Call Notice”) during the Exchange Notice Period preceding the desired Exchange Date.

(c) Within five (5) Business Days of any Call Notice, the Corporation shall make the Call Exchange in Stock Exchange Payment or Cash Exchange Payment, as specified in the Call Notice, after withholding Taxes, if any, pursuant to SECTION 2.4(c) of this Agreement. The Corporation (or its Affiliate or agent, as applicable) shall thereafter within five (5) Business Days deposit the Taxes withheld, if any, with the appropriate taxing authority for credit against Taxes due from the Exchanging Member and provide to the Exchanging Member evidence satisfactory to the Exchanging Member of such deposit. The Corporation shall use commercially reasonable efforts to provide an Exchanging Member with any information and other assistance reasonably requested by the Exchanging Member to enable such Exchanging Member to file or complete his tax returns, or secure any exemptions, reductions or refunds of Taxes relating to the Call Exchange.

(d) Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with SECTION 2.1 of this Agreement, a filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), then the Exchange Date with respect to all Exchanged Shares which would be exchanged into Class A Ordinary Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchanged Shares. Each of the Shareholders and the Corporation agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Corporation.

SECTION 2.2 Put Exchange Procedure.

(a) Subject to the satisfaction of the Exercise Conditions, each Shareholder shall be entitled at his, her or its own discretion, independent of the other Shareholders, from time to time, upon the terms and subject to the conditions herein, to transfer, (x) from and after the date of this Agreement and prior to April 1, 2024, up to 20% of the number of Aeries Shares held by such Shareholder as of the date of this Agreement (which number shall be equitably adjusted in accordance with any adjustments to the Exchange Rate), and (y) from and after April 1, 2024, a minimum of the lesser of (i) 5,000 Aeries Shares (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) and (ii) the total number of Aeries Shares then owned by such Shareholder, to the Corporation in exchange for the delivery of the Stock Exchange Payment or, at the election of the Shareholder, the Cash Exchange Payment, as applicable (such exchange, a “Put Exchange” and together with the Call Exchange, each an “Exchange”). The Cash Exchange Payment may only be elected in the event approval from the Reserve Bank of India is not obtained for a Stock Exchange Payment and provided the Corporation has reasonable cash flow to be able to pay the Cash Exchange Payment and such Cash Exchange Payment would not be prohibited by any then outstanding debt agreements or arrangements of the Corporation or any of its Subsidiaries. In the event of a Cash Exchange Payment, the Corporation may at its option sell the Sub Shares tendered by the Shareholder in the market and make such Cash Exchange Payment to the Shareholder. In the event that the market value of the Exchanged Shares on the date of sale by the Corporation is different than the Cash Exchange Payment, the difference in value is to the benefit or detriment of the Corporation.

(b) A Shareholder shall exercise his, her or its right to make a Put Exchange as set forth in SECTION 2.2(a) above by delivering to the Corporation in accordance with SECTION 3.2 of this Agreement an irrevocable written election of exchange in respect of the Sub Shares to be exchanged substantially in the form of Exhibit A-2 hereto (an “Exchange Notice”) during the Exchange Notice Period preceding the desired Exchange Date.

(c) Within five (5) Business Days of any Exchange Notice, the Corporation shall make the Put Exchange in Stock Exchange Payment or Cash Exchange Payment, as specified in the Exchange Notice, after withholding Taxes, if any, pursuant to SECTION 2.4(c) of this Agreement. The Corporation (or its Affiliate or agent, as applicable) shall thereafter within five (5) Business Days deposit the Taxes withheld, if any, with the appropriate taxing authority for credit against Taxes due from the Shareholder and provide to the Shareholder evidence satisfactory to the

Shareholder of such deposit. The Corporation shall use commercially reasonable efforts to provide an Exchanging Member with any information and other assistance reasonably requested by the Exchanging Member to enable such Exchanging Member to file or complete his tax returns, or secure any exemptions, reductions or refunds of Taxes relating to the Put Exchange.

(d) Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange in accordance with SECTION 2.2 of this Agreement, a filing is required under the HSR Act, then the Exchange Date with respect to all Exchanged Shares which would be exchanged into Class A Ordinary Shares resulting from such Exchange shall be delayed until the earlier of (i) such time as the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated or (ii) such filing is no longer required, at which time such Exchange shall automatically occur without any further action by the holders of any such Exchanged Shares. Each of the Shareholders and the Corporation agree to promptly take all actions required to make such filing under the HSR Act and the filing fee for such filing shall be paid by the Corporation.

SECTION 2.3 Exchange Payment.

(a) The Exchange shall be consummated on the Exchange Date.

(b) On the Exchange Date (to be effective immediately prior to the close of business on the Exchange Date), (i) the Corporation shall deliver to the Exchanging Member the Stock Exchange Payment or Cash Exchange Payment, as applicable, with respect to any Exchanged Shares and (ii) the Exchanging Member shall transfer the Exchanged Shares to the Corporation, free and clear of all liens and encumbrances.

SECTION 2.4 Expenses; Restrictions; Withholding.

(a) The Corporation shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated.

(b) For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Corporation and/or a Shareholder shall not be entitled to effect an Exchange to the extent such Exchange would be prohibited by Law.

(c) Notwithstanding any other provision in this Agreement to the contrary, the Corporation, and Aeries and any of their respective agents, Affiliates and Subsidiaries shall have the right to deduct and withhold Taxes from any Stock Exchange Payment or Cash Exchange Payment to be made pursuant to this Agreement (including by withholding Class A Ordinary Shares otherwise deliverable under this Agreement with a fair market value as determined by the Corporation in accordance with applicable Law) if such withholding is required by Law in the opinion of the Corporation based on an opinion of, or advice from, Deloitte Haskins and Sells LLP or such other Big Four Accounting Firm selected by the Corporation that is reasonably determined to be acceptable to the relevant Shareholder, and the Corporation and the relevant Big Four Accounting Firm shall be provided with any necessary Tax forms establishing an exemption or reduction from such withholding Taxes as provided under applicable Law; provided, that the Corporation may, in its sole discretion, allow the party to which such Tax withholding would otherwise apply to pay such Taxes owed on an Exchange for Class A Ordinary Shares in cash in lieu of withholding or deducting such Taxes. To the extent that any of the aforementioned withholding Tax amounts are so withheld and paid to the appropriate Tax authorities, such amounts that are withheld and paid to the appropriate Tax authorities, shall be treated for all purposes of this Agreement as having been delivered and paid to the Exchanging Member in respect of which such deduction and withholding was made.

(d) In the event that any Shareholder is unable to undertake the Exchange due to any restrictions under applicable Law or due to non-receipt of approvals from any regulatory authorities, the parties shall use their reasonable best efforts, within the requirements of applicable Law, to discuss and mutually agree to any Tax efficient mechanism or structure which shall provide the same economic or financial benefit to the Shareholder, assuming that there was no restriction under applicable Law or if appropriate consents were received from the relevant regulatory bodies. The parties shall provide all assistance, information and documents as may be required for any party in order to apply for and/or procure any consents or approvals from any regulatory authorities.

SECTION 2.5 Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any share split, share distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse share split, reclassification, reorganization, recapitalization or otherwise) of the Sub Shares that is not accompanied by an identical subdivision or combination of the Class A Ordinary Shares or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Ordinary Shares that is not accompanied by an identical subdivision or combination of the Sub Shares. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Ordinary Shares are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Member shall be entitled to receive the amount of such security, securities or other property that such Exchanging Member would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any Sub Share.

SECTION 2.6 Class A Ordinary Shares to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Ordinary Shares, solely for the purpose of issuance upon an Exchange, such number of Class A Ordinary Shares as may be deliverable upon any such Exchange. The Corporation shall at all times ensure that all Class A Ordinary Shares issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Subs shall at all times ensure that the execution and delivery of this Agreement by each of the Corporation and Subs and the consummation by each of the

Corporation and Subs of the transactions contemplated hereby (including without limitation, the issuance of the Class A Ordinary Shares) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of the Corporation and Subs, including, but not limited to, all actions necessary to ensure that the acquisition of Class A Ordinary Shares pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s board of directors’ power and authority and to the extent permitted by Law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover Laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) At the request of an Exchanging Member the Corporation shall as soon as practicable file a registration statement to register for resale shares subject to an Exchange for registration under the Securities Act and applicable state securities Laws and take all steps necessary to cause such registrations. The Corporation shall also to the extent that a registration statement under the Securities Act is effective and available for Class A Ordinary Shares to be delivered with respect to any Exchange, deliver shares that have been registered under the Securities Act in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Shareholder requesting such Exchange, the Corporation shall use its reasonable best efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation shall list the Class A Ordinary Shares required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Ordinary Shares may be listed or traded at the time of such delivery.

SECTION 2.7 Corporation Offer or Change of Control.

(a) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Ordinary Shares (a “Corporation Offer”) is proposed by the Corporation or is proposed to the Corporation or its shareholders or is otherwise effected or to be effected with the consent or approval of the Corporation, or will undergo a Change of Control, the Shareholders shall be permitted to deliver an Exchange Notice (which Exchange Notice shall be effective immediately prior to the consummation of such Corporation Offer or Change of Control (and, for the avoidance of doubt, shall be contingent upon such Corporation Offer or Change of Control and not be effective if such Corporation Offer or Change of Control is not consummated)). In the case of a Corporation Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Shareholders to participate in such Corporation Offer to the same extent or on an economically equivalent basis as the holders of Class A Ordinary Shares without discrimination.

(b) The Corporation shall send written notice to the Shareholders at least 30 days prior to the closing of the transactions contemplated by the Corporation Offer or the Change of Control date notifying them of their rights pursuant to this SECTION 2.7, and setting forth, in the case of a Corporation Offer, (i) a copy of the written proposal or agreement pursuant to which the Corporation Offer will be effected, (ii) the consideration payable in connection therewith, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling Sub Shares, or in the case of a Change of Control, (A) a description of the event constituting the Change of Control, (B) the date of the Change of Control, and (C) a copy of any written proposals or agreement relating thereto. In the event that the information set forth in such notice changes from that set forth in the initial notice, a subsequent notice shall be delivered by the Corporation no less than seven days prior to the closing of the Corporation Offer or date of the Change of Control.

ARTICLE III

SECTION 3.1 Additional Shareholders. To the extent a Shareholder validly transfers any or all of such Shareholders’ Sub Shares to a Qualified Transferee in accordance with, and not in contravention of, the Corporation Governing Documents, the Sub Governing Documents or any other agreement or agreements with the Corporation or any of its subsidiaries, including the Subs, to which a transferring Shareholder may be party, then such Qualified Transferee shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Qualified Transferee shall become a Shareholder hereunder.

SECTION 3.2 Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this SECTION 3.2):

(a) If to the Corporation, to:

Aeries Technology, Inc.

Paville House, 5th Floor

Twin Towers Lane, Prabhadevi, Mumbai

Maharashtra, India. Pin – 400025

Attention:  Sudhir Panikassery

Email:    sudhir@aeriestechnology.com

(b) If to Aeries, to:

Aeries Technology Group Business Accelerators Private Limited

Paville House, 5th Floor

Twin Towers Lane, Prabhadevi, Mumbai

Maharashtra, India. Pin – 400025

Attention:  Sudhir Panikassery

Email:    sudhir@aeriestechnology.com

(c)  If to any Shareholder, to the address or other contact information set forth in the records of the Sub from time to time.

SECTION 3.3 Further Action. Each party hereto agrees that it will from time to time, upon the reasonable request of another party, execute such documents and instruments and take such further action as may be required to accomplish the purposes of this Agreement.

SECTION 3.4 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties and their respective successors and assigns, but shall inure to the benefit of and be enforceable by the successors and assigns of any Shareholder only to the extent that they are permitted successors and assigns pursuant to the terms hereof. No party hereto may assign its rights hereunder except as herein expressly permitted.

SECTION 3.5 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Authority, the remaining provisions of this Agreement, to the extent permitted by Law shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.

SECTION 3.6 Amendment. The terms and provisions of this Agreement may only be waived, modified or amended by a written agreement by all parties hereto.

SECTION 3.7 Waiver. No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

SECTION 3.8 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any Action based upon, arising out of or related to this Agreement must be brought in the federal and state courts sitting in New York County, and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Actions or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this SECTION 3.8.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 3.9 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

SECTION 3.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that such parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity, without the necessity of posting a bond or other security or the burden of proving actual damages.

SECTION 3.11 Independent Nature of Shareholders’ Rights and Obligations. The obligations of each Shareholder hereunder are several and not joint with the obligations of any other Shareholder, and no Shareholder shall be responsible in any way for the performance of the obligations of any other Shareholder hereunder. The decision of each Shareholder to enter into this Agreement has been made by such Shareholder independently of any other Shareholder. Nothing contained herein, and no action taken by any Shareholder pursuant hereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the Shareholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.12 Applicable Law. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to principles or rules of conflict of Laws except (i) Sections 5-1401 and 5-1402 of the New York General Obligations Law and (ii) to the extent that certain matters are preempted by federal Law or are governed as a matter of controlling Law by the Law of the jurisdiction of organization of the respective parties, including the Laws of India and the Cayman Islands.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Aeries Technology, Inc.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Aeries Technology Group Business Accelerators Private Limited

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

AERIES EMPLOYEE STOCK OPTION TRUST

By:
Name:
Title:
Address:

MR. SUDHIR APPUKUTTAN PANIKASSERY

By:
Name:
Title:
Address:

MR. BHISHAM KHARE

By:
Name:
Title:
Address:

MR. UNIKRISHNAN BALAKRISHNAN NAMBIAR

By:
Name:
Title:
Address:

[Signature Page to Exchange Agreement]

EXHIBIT A-1

CALL NOTICE

[     ]

Reference is hereby made to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), by and among Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares, with company registration number U74999MH2014PTC257474, Aeries Technology Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), and the Shareholders from time to time party thereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The Corporation hereby irrevocably gives notice to the Holder specified below of the exercise of its option to purchase the number of Sub Shares as set forth below in Exchange for Class A Ordinary Shares or the Cash Exchange Payment, as applicable, as set forth in the Exchange Agreement.

Legal Name of Holder:

Number of Sub Shares to be Exchanged:

Form of Exchange:

The undersigned hereby represents and warrants that (a) the undersigned has full legal capacity to execute and deliver this Call Notice and to perform the undersigned’s obligations hereunder; (b) this Call Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally and the availability of equitable remedies; and (c) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Sub Shares subject to this Call Notice is required to be obtained by the undersigned for the transfer of such Sub Shares to the Corporation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Call Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Aeries Technology, Inc.

By:
Name:
Title:
Dated:

[Signature Page to Call Notice]

EXHIBIT A-2

EXCHANGE NOTICE

Aeries Technology, Inc.

[     ]

Attention: Board of Directors for the Corporation

Reference is hereby made to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), by and among Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares, with company registration number U74999MH2014PTC257474, Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (the “Corporation”), and the Shareholders from time to time party thereto (each, a “Holder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers the number of Sub Shares in Exchange for Class A Ordinary Shares to be issued in its name as set forth below, or the Cash Exchange Payment, as applicable, as set forth in the Exchange Agreement.

Legal Name of Holder:

Address:

Number of Sub Shares to be Exchanged:

Form of Exchange:

Brokerage Account/Bank Account Details:

The undersigned hereby represents and warrants that (a) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (b) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights generally and the availability of equitable remedies; (c) the Sub Shares subject to this Exchange Notice are being transferred to the Corporation, free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (d) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Sub Shares subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such Sub Shares to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the Sub Shares subject to this Exchange Notice and to deliver to the undersigned the Stock Exchange Payment or Cash Exchange Payment, as applicable, to be delivered in exchange therefor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

[Signature Page to Exchange Notice]

EXHIBIT B

JOINDER

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [●], 2023 (as amended from time to time, the “Exchange Agreement”), among Aeries Technology, Inc., a Cayman Islands exempted company limited by shares (together with any successor thereto, the “Corporation”), Aeries Technology Group Business Accelerators Private Limited, an Indian private company limited by shares, with company registration number U74999MH2014PTC257474, and each of the Shareholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the Law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired Sub Shares in Aeries Technology Group Business Accelerators Private Limited. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Shareholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Shareholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Aeries Technology Group Business Accelerators Private Limited, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name: ____________________________________________________________________________________________________

Address for Notices ___________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Attention:  _________________________________________________________________________________________________

With copies to:

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

EXHIBIT C

EXERCISE CONDITIONS

The satisfaction of:

(a)	The following condition:

(i)	Approval from Reserve Bank of India and any other regulatory approvals, if required; and

(b)	at least two of the following conditions:

(i)	Consolidated twelve month EBITDA of all operating entities in which Corporation has direct or indirect shareholding achieves at least USD 6 million;

(ii)	Consolidated twelve month revenue of all entities in which Corporation has a direct or indirect shareholding achieves at least USD 60 million;

(iii)	Minimum trading volume of Corporation (26 weeks average volume will be considered as the benchmark) of 60,000 shares;

(iv)	Achievement of post transaction trading price of at least USD 10.00 for 10 or more trading days in a 20 day period;

(v)	Raising of funding of at least USD 10 million at Corporation level or its Subsidiary(ies); or

(vi)	Acquisition of one other business/company by Corporation or one of its subsidiary(ies) with a value of at least $5 million.

Exhibit 10.1

AMENDMENT NO. 2 TO INVESTMENT AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT AGREEMENT (this “Amendment”) is made and entered into as of October [•], 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”) by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “SPAC”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) [•] (“Investor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Investment Agreement (as defined below).

RECITALS

WHEREAS, the SPAC, the Sponsor and the Investor are parties to that certain Investment Agreement, dated as of [•], 2021, as amended by that certain Amendment to Investment Agreement, dated as of April [6 // 10 // 11], 2023 (as so amended, the “Investment Agreement”), pursuant to which, among other matters, (i) Investor purchased from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC, and (ii) Investor agreed to adhere to certain transfer restrictions with respect to the Transferred Shares and the Class A Common Shares;

WHEREAS, on March 11, 2023, the SPAC entered into that certain Business Combination Agreement Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Investment Agreement as provided herein; and

WHEREAS, pursuant to Section 6(c) of the Investment Agreement, the Investment Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to the Investment Agreement. The parties hereby agree to amend Section 5(a) by deleting the first sentence of Section 5(a) and replacing it with the following:

“Investor agrees with the SPAC not to transfer, assign or sell any Subject Transferred Shares (as defined below) or the Class A Common Shares, par value $0.0001 per share (the “Class A Common Shares”), issuable upon conversion of the Subject Transferred Shares held by it until the earlier of (i) 150 days after the date the SPAC consummates a Business Combination (as defined below) or (ii) subsequent to a Business Combination, the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the SPAC’s stockholders having the right to exchange their Class A Common Shares for cash, securities or other property. For purposes of this Section 5(a), “Subject Transferred Shares” shall mean 80% of the Transferred Shares held by the Investor.”

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Investment Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Investment Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Investment

Agreement” in the Investment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Investment Agreement, as amended by this Amendment (or as the Investment Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Investment Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 2 to Investment Agreement as of the date first above written.

INVESTOR:
[•]

By:
Name: [•]
Title: [•]

SPAC:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:
Name: Daniel S. Webb
Title: Chief Executive Officer

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:
Name: Daniel S. Webb
Title: Managing Member

Signature Page to Amendment No. 2 to Investment Agreement

Exhibit 10.2

Execution Version

AMENDMENT NO. 2 TO LETTER AGREEMENT

THIS AMENDMENT NO. 2 TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of October 26, 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”), by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person, an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and each of the Insiders are parties to that certain Letter Agreement, dated as of October 19, 2021, as amended by that certain Amendment to Letter Agreement, dated as of April 10, 2023 (as so amended, the “Letter Agreement”), pursuant to which, the Sponsor and the Insiders each agreed, severally but not jointly, with the Company, among other matters, to certain transfer restrictions with respect to any Founder Shares, Private Placement Warrants or Ordinary Shares issued or issuable upon conversion of the Founder Shares of Private Placement Warrants;

WHEREAS, on March 11, 2023, the Company entered into that certain Business Combination Agreement with Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Letter Agreement as provided herein; and

WHEREAS, pursuant to Section 12 of the Letter Agreement, the Letter Agreement can be amended with the written consent of (i) each Insider that is the subject of any such change, amendment, modification or waiver and (ii) the Sponsor.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to the Letter Agreement. The parties hereby agree to amend Section 7(a) of the Letter Agreement by deleting Section 7(a) in its entirety and replacing it with the following:

“The Sponsor and each Insider agrees that it, he or she shall not Transfer (as defined below) any Subject Founder Shares (as defined below) (or Ordinary Shares issuable upon conversion of such Subject Founder Shares) until the earlier of (A) 150 days after the completion of the Company’s initial Business Combination and (B) subsequent to the Business Combination, the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”). For purposes of this Section 7(a), “Subject Founder Shares”, with respect to the Sponsor or any Insider, shall mean 80% of the Founder Shares held by the Sponsor or such Insider, as applicable.”

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Letter Agreement” in the Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Letter Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 2 to Letter Agreement as of the date first above written.

SPONSOR:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC
A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Managing Member

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Daniel S. Webb
Name: Daniel S. Webb

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Tony M. Pearce
Name: Tony M. Pearce

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Terry V. Pearce
Name: Terry V. Pearce

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Lynne M. Laube
Name: Lynne M. Laube

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Tanner Ainge
Name: Tanner Ainge

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Dave Crowder
Name: Dave Crowder

Signature Page to Amendment No. 2 to Letter Agreement

By:	/s/ Davis Smith
Name: Davis Smith

Signature Page to Amendment No. 2 to Letter Agreement

Acknowledged and Agreed:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name: Daniel S. Webb
Title: Chief Executive Officer Chief Financial Officer and Director

Signature Page to Amendment No. 2 to Letter Agreement

Exhibit 10.3

Execution Version

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of October 26, 2023, and shall be effective as of the closing of the transactions contemplated by the BCA (as defined below) (the “Closing”), by and among (i) Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Worldwide Webb Acquisition Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person and any person or entity who becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 5.2 of the Registration Rights Agreement, together with the Sponsor, are collectively referred to as the “Holders” and each a “Holder”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company and each of the Holders are parties to that certain Registration Rights Agreement, dated as of October 19, 2021 (the “Registration Rights Agreement”), pursuant to which, the Company agreed with the Sponsor and each of the Holders, among other matters, to certain registration rights with respect to the Registrable Securities;

WHEREAS, on March 11, 2023, the Company entered into that certain Business Combination Agreement with Aark Singapore Pte. Ltd, a Singapore private company limited by shares, and certain other entities (as amended prior to the date hereof and as may be further amended, the “BCA”);

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement as provided herein; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in the Registration Rights Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to the Registration Rights Agreement. The parties hereby agree to amend and restate the below definition included under Section 1.1 of the Registration Rights Agreement:

“Founder Shares Lock-up Period” shall mean, with respect to the Subject Founder Shares (as defined in the Insider Letter, as amended prior to the date hereof and as may be further amended), the period ending on the earlier of (A) 150 days after the completion of the Company’s initial Business Combination and (B) subsequent to the completion of the Company’s initial Business Combination, the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

2.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the “Agreement” in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Registration Rights Agreement as of the date first above written.

COMPANY:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer, Chief Financial Officer and Director

HOLDER:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Managing Member

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Lynne M. Laube
Name:	Lynne M. Laube

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Tanner Ainge
Name:	Tanner Ainge

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Dave Crowder
Name:	Dave Crowder

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Davis Smith
Name:	Davis Smith

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Terry Pearce
Name:	Terry Pearce

Signature Page to Amendment to Registration Rights Agreement

By:	/s/ Tony Pearce
Name:	Tony Pearce

Signature Page to Amendment to Registration Rights Agreement